EXHIBIT 10.1

EXECUTION VERSION

WAIVER AND THIRD AMENDMENT dated as of November 12, 2014 (this “Third Amendment”), to the Credit Agreement dated as of August 7, 2013 (as heretofore amended, the “Credit Agreement”), among Willbros Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Loan Parties, the Agent and the financial institutions named therein as Lenders are parties to the Credit Agreement, pursuant to which the Lenders agreed to make Loans and provide certain other credit accommodations to the Borrower.

WHEREAS, the Borrower has informed the Administrative Agent that an error has occurred in the timing of recognition of estimated costs to complete a pipeline construction project recorded in the Northeast region of the Oil & Gas segment and such error has resulted in its consolidated financial statements for the quarterly period ended June 30, 2014 (the “Second Quarter Financial Statements”) not being in accordance with GAAP, requiring a restatement of its previously issued financial statements (the “Restatement”).

WHEREAS, the Borrower has further informed the Administrative Agent that the Borrower anticipates that (a) it will not deliver or be deemed to have delivered to the Administrative Agent within 45 days after the end of the fiscal quarter ending September 30, 2014, its consolidated financial statements for the quarterly period ended September 30, 2014 (the “Third Quarter Financial Statements”) and the corresponding Compliance Certificate and (b) it will not file with the SEC its Quarterly Report on Form 10-Q with respect to the quarterly period ending September 30, 2014 (the “Third Quarter Form 10-Q”) on or before the applicable deadline established by the SEC with respect to such periodic report of the Borrower.

WHEREAS, the Borrower has requested that the Lenders grant a waiver of certain Defaults or Events of Default specified below that result from the Restatement, the failure to deliver to the Administrative Agent the Third Quarter Financial Statements and the corresponding Compliance Certificate within 45 days after the end of the fiscal quarter ending September 30, 2014 and the failure to file with the SEC a periodic report with respect to the quarterly period ending September 30, 2014 on or before the applicable deadline established by the SEC with respect to such periodic report of the Borrower, and that the Credit Agreement be amended, all as specified herein.

WHEREAS, pursuant to, and in compliance with the requirements of, Section 10.01 of the Credit Agreement, the Lenders party hereto, which constitute at least the Majority Lenders, are willing to waive such Defaults and Events of Default and agree to such amendments, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. As of the Third Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) By replacing Section 6.15 of the Credit Agreement with the following:

6.15. Minimum Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the last day of any fiscal quarter, commencing with the fiscal quarter ending September 30, 2013, to be less than the ratio set forth below with respect to such fiscal quarter:

Fiscal Quarters Ending	Minimum Interest Coverage Ratio
September 30, 2013	3.00 to 1.00
December 31, 2013	3.25 to 1.00
March 31, 2014 and June 30, 2014	3.50 to 1.00
September 30, 2014	2.75 to 1.00
December 31, 2014, March 31, 2015 and June 30, 2015	2.00 to 1.00
September 30, 2015 and December 31, 2015	2.50 to 1.00
March 31, 2016	2.75 to 1.00
June 30, 2016	3.00 to 1.00
September 30, 2016 and thereafter	3.50 to 1.00

(b) By replacing Section 6.16 of the Credit Agreement with the following:

6.16. Maximum Total Leverage Ratio. Permit the Total Leverage Ratio as of the last day of any fiscal quarter, commencing with the fiscal quarter ending September 30, 2013, to exceed the ratio set forth below with respect to such fiscal quarter:

Fiscal Quarters Ending	Maximum Total Leverage Ratio
September 30, 2013 and December 31, 2013	4.00 to 1.00
March 31, 2014	3.50 to 1.00
June 30, 2014 and September 30, 2014	3.00 to 1.00
December 31, 2014, March 31, 2015 and June 30, 2015	4.50 to 1.00
September 30, 2015	4.00 to 1.00
December 31, 2015	3.50 to 1.00
March 31, 2016	3.25 to 1.00
June 30, 2016	3.00 to 1.00
September 30, 2016 and thereafter	2.75 to 1.00

SECTION 3. Waivers under the Credit Agreement. Subject to Section 4 hereof, the Lenders party hereto hereby waive (a) any Default or Event of Default to the extent attributable to any failure by the Loan Parties to comply with Sections 5.02(a), 5.06(b), 5.06(c) or 5.08 of the Credit Agreement solely on account of the Second Quarter Financial Statements not being in conformity with GAAP or on account of the Restatement, (b) any Default or Event of Default to the extent attributable to

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incorrectness of any representation or certification by or on behalf of any Loan Party or a Financial Officer thereof that the Second Quarter Financial Statements are in conformity with GAAP, (c) any Default or Event of Default to the extent attributable to any failure by the Loan Parties to comply with Sections 5.06(b) or 5.06(c) of the Credit Agreement solely on account of the Third Quarter Financial Statements and the corresponding Compliance Certificate not being delivered or deemed to have been delivered to the Administrative Agent within 45 days after the end of the fiscal quarter ending September 30, 2014 and (d) any Default or Event of Default to the extent attributable to any failure by the Loan Parties to comply with Section 5.02(a) solely on account of the failure by the Borrower to file with the SEC the Third Quarter 10-Q on or before the applicable deadline established by the SEC with respect thereto.

SECTION 4. Conditions to Effectiveness of Third Amendment. This Third Amendment shall become effective on the first date (the “Third Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower and Lenders representing the Majority Lenders.

SECTION 5. Effects on Loan Documents. Except as specifically amended herein, all provisions of the Credit Agreement and the other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver or consent of any provision of the Loan Documents or to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Majority Lenders or the Administrative Agent.

SECTION 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.13 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN, MUTATIS MUTANDIS.

SECTION 7. Loan Document. This Third Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. From and after the Third Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement and the other Loan Documents, shall refer to the Credit Agreement as amended hereby.

SECTION 8. Execution in Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto in different counterparts), including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

WILLBROS GROUP, INC.

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Vice President-Treasurer

[Third Amendment]

ACKNOWLEDGED AND AGREED BY:

WILLBROS UNITED STATES HOLDINGS, INC.

WILLBROS GOVERNMENT SERVICES (U.S.), LLC

WILLBROS CONSTRUCTION (U.S.), LLC

WILLBROS ENGINEERS (U.S.), LLC

WILLBROS ENGINEERING CALIFORNIA (U.S.), INC.

WILLBROS MIDSTREAM SERVICES (U.S.), LLC

WILLBROS PROJECT SERVICES (U.S.), LLC

WILLBROS ENGINEERS, LLC

WILLBROS DOWNSTREAM, LLC

PREMIER WEST COAST SERVICES, INC.

CONSTRUCTION TANK SERVICES, L.L.C.

WILLBROS UTILITY T&D HOLDINGS, LLC

WILLBROS T&D SERVICES, LLC

CHAPMAN CONSTRUCTION MANAGEMENT CO., INC.

CHAPMAN CONSTRUCTION CO., L.P.

WILLBROS UTILITY T&D GROUP COMMON PAYMASTER, LLC

BEMIS, LLC

WILLBROS UTILITY T&D OF MASSACHUSETTS, LLC

WILLBROS UTILITY T&D OF NEW YORK, LLC

PREMIER UTILITY SERVICES, LLC

LINEAL INDUSTRIES, INC.

SKIBECK PIPELINE COMPANY, INC.

TRAFFORD CORPORATION

UTILX CORPORATION

UTILX OVERSEAS HOLDINGS, INC.

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Vice President- Treasurer

[Third Amendment]

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR LENDING PARTNERS FUNDING III LLC

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR CREDIT RELATIVE VALUE MASTER FUND L.P.

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	BCBSM, INC.

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	HMO MINNESOTA

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	CCT FUNDING LLC

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR-VRS CREDIT PARTNERS L.P.

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	8 CAPITAL PARTNERS L.P.

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	CORPORATE CAPITAL TRUST, INC.

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR CORPORATE CREDIT PARTNERS L.P.

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR DEBT INVESTORS II (2006)(IRELAND) L.P.

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR FLOATING RATE FUND L.P.

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR INCOME OPPORTUNITIES FUND

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	MARYLAND STATE RETIREMENT AND PENSION SYSTEM

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	OREGON PUBLIC EMPLOYEES RETIREMENT FUND

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR-PBPR CAPITAL PARTNERS L.P.

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR LENDING PARTNERS FUNDING LLC

	By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	REDWOOD OPPORTUNITY MASTER FUND, LTD.

	By:	REDWOOD CAPITAL MANAGEMENT, LLC IT’S INVESTMENT MANAGER

	By:	/s/ Jonathan Kolatch
	Name:	Jonathan Kolatch
	Title:	Managing Member

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	REDWOOD MASTER FUND, LTD.

	By:	REDWOOD CAPITAL MANAGEMENT, LLC IT’S INVESTMENT MANAGER

	By:	/s/ Jonathan Kolatch
	Name:	Jonathan Kolatch
	Title:	Managing Member

SIGNATURE PAGE TO

WAIVER AND THIRD AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	PONTUS HOLDINGS LTD.

	By:	/s/ Russell F. Bryant
	Name:	Russell F. Bryant
	Title:	Chief Financial Officer
Quadrant Capital Advisors, Inc.
Investment Advisor to Pontus Holdings Ltd.